UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 24, 2012

Date of Report

(Date of earliest event reported)

HARMONIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

4300 North First Street

San Jose, CA 95134

(408) 542-2500

(Address, including zip code, and telephone number, including area code,

of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 24, 2012, Harmonic Inc. (“Harmonic” or the “Company”) issued a press release regarding its preliminary and unaudited financial results for the quarter ended March 30, 2012. In the press release, Harmonic also announced that it would be holding a conference call on April 24, 2012 to discuss its financial results for the quarter ended March 30. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information in Exhibit 99.1 is incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and this Current Report on Form 8-K and Exhibit 99.1 furnished herewith shall not be incorporated by reference into any filing by Harmonic under the Securities Act of 1933, as amended, or under the Exchange Act.

Item 8.01.	Other Event

On April 24, 2012, the Company announced that its board of directors had approved the repurchase of up to $25 million of the Harmonic’s common stock. Such repurchases may be made from time to time subject to pre-determined price/volume guidelines established by the board of directors. A copy of the press release is furnished as Exhibit 99.2 hereto, and the information in Exhibit 99.2 is incorporated herein by reference.

Forward Looking Statements

This Item 8.01 contains forward-looking statements about Harmonic’s common stock repurchase program, including the foregoing paragraphs contain forward-looking statements about Harmonic’s common stock repurchase program, including the maximum dollar amount of common stock that may be purchased under the program, how the purchases will be funded and how the Company may affect the repurchases. The statements are based on management’s current expectations, estimates and projections, are not guarantees of future performance, and are subject to certain risks, uncertainties and other factors, some of which are beyond the company’s control and are difficult to predict, including, but not limited to, changes in the market price of the company’s common stock and changes in the company’s financial results, financial condition and cash requirements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Harmonic undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Harmonic Inc., issued on April 24, 2012, related to the preliminary and unaudited financial results for the quarter ended March 30, 2012.
99.2	Press release of Harmonic Inc., issued on April 24, 2012, related to the repurchase of up to $25 million of the company’s stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2012	HARMONIC INC.

	By:	/s/ Carolyn V. Aver
Carolyn V. Aver
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Harmonic Inc., issued on April 24, 2012, related to the preliminary and unaudited financial results for the quarter ended March 30, 2012.
99.2	Press release of Harmonic Inc., issued on April 24, 2012, related to the repurchase of up to $25 million of the company’s stock.